SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

Wells Fargo Advantage Wisconsin Tax-Free Fund

(the “Fund”)

I.             At a meeting held on May 19-20, 2015, the Board of Trustees of the Fund approved a proposal to change the Fund’s diversification classification from “diversified” to “non-diversified”.

                Since the Fund currently has a fundamental investment policy requiring it to operate as a diversified investment company, shareholder approval is also required in order for the Fund to operate as a non-diversified investment company.  Shareholders of record on May 27, 2015 will be asked to vote on this proposal at a meeting of shareholders to be held on August 6, 2015.

                If the proposal is approved by shareholders, the Fund would be subject to the following risk

Non-diversification Risk: A Fund that is considered "non-diversified" under the 1940 Act may invest a greater percentage of its assets in the securities of a single issuer than a fund that is considered "diversified" (a "diversified" investment company, with respect to 75% of its total assets, is not generally permitted to invest more than 5% of such assets in the securities of a single issuer or own more than 10% of an issuer’s outstanding voting securities). A non-diversified fund is therefore more vulnerable to market or economic events impacting issuers of individual portfolio securities than a “diversified” fund.  Default by the issuer of an individual security in such a Fund’s portfolio may have a greater negative effect on the Fund’s returns or net asset value than a similar default in a diversified portfolio.  A non-diversified fund’s performance may be disproportionately impacted by the performance of relatively few securities.

May 21, 2015	MIIV055/P1106SP